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                                                                 EXHIBIT 10.31.3

                              SECOND AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ("Amendment") is dated as of July 22, 1998, among SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership, as the Borrower, BANK ONE, ARIZONA, NA, as a Lender, as Issuing Bank, as Administrative Agent and as Co-Agent, CREDIT LYONNAIS NEW YORK BRANCH, as a Lender, as Documentation Agent and as Co-Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Syndication Agent and as Co-Agent, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender, and SOCIETE GENERALE, SOUTHWEST AGENCY, as a Lender (collectively, the "Original Bank Group"), NATIONSBANK, N.A. (successor to NATIONSBANK OF TEXAS, N.A.), as a Lender, COMMERZBANK AG, LOS ANGELES BRANCH, as a Lender, and THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as a Lender (collectively, the "Syndication Banks") and AMSOUTH BANK, as a Lender ("AmSouth").

                             W I T N E S S E T H:

          WHEREAS, the Borrower and the Original Bank Group entered into that certain Amended and Restated Revolving Credit Agreement dated as of October 10, 1997, as amended by First Amendment to Amended and Restated Revolving Credit Agreement dated as of January 26, 1998 (the "Credit Agreement") providing for Loans to the Borrower not to exceed $300,000,000 at any time outstanding; and

          WHEREAS, by Assignment and Acceptance dated March 20, 1998, Bank One, Arizona, NA, Credit Lyonnais New York Branch and Wells Fargo Bank, National Association (collectively, the "Co-Agents") assigned to the Syndication Banks and First American Bank Texas, S.S.B. ("First American") interests in the Co-Agents' Commitments; and

          WHEREAS, on or before the date hereof, the interests of First American as a Lender under the Credit Agreement have been terminated and AmSouth Bank has become a Lender under the Credit Agreement with a Commitment in the amount of $25,000,000.00; and

          WHEREAS, the Borrower has requested the Lenders to increase the total Commitments to $350,000,000 and, pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested the Lenders to extend the Final Maturity Date to July 1, 2000; and

          WHEREAS, the Lenders have agreed to increase the total Commitments and to extend the Final Maturity Date as requested by the Borrower, subject to the modification of

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certain other provisions of the Credit Agreement, all on and subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto amend the Credit Agreement, and covenant and agree, as follows:

          1.    Defined Terms.
                --------------

          1.1 Terms used herein and not defined herein shall have the meanings provided therefor in the Credit Agreement.

          1.2 The definitions of the following terms in the Credit Agreement are hereby amended as follows:

          (a) The definition of the term "Applicable Margin" is hereby amended by adding, at the end of the table therein, the following status and amounts:

                            Unused
                          Base Rate    Eurodollar Rate    Commitment
                            Loans           Loans            Fee
                          ---------    ---------------    ----------

     Level IX Status        0.375%          2.00%            0.30%

          (b) The definition of the term "Borrowing Base" is hereby amended by changing the reference "45%" to "50%."

          (c) The definition of the term "Contingent Obligation" is hereby amended by adding the following sentence immediately following the first sentence thereof:

          Notwithstanding the foregoing, the Contingent Obligations of the Borrower shall not include any guarantee of the obligations of the Manager or the Operating Lessee to pay fees under a License until such time as the licensor notifies the Borrower that such fees have not been paid when due or otherwise makes demand upon the Borrower for payment thereof.

          (d) The definition of the term "Status" is hereby amended by deleting from the definition of "Level VIII Status" therein the period at the end of the sentence and inserting in lieu thereof "; and" and by adding the following paragraph thereafter:

                "Level IX Status" exists at any date if, at such date, (i)
                 ---------------
          neither Level IV Status nor any Status above Level IV Status exists and (ii) Sunstone has a Leverage Ratio of 45% or more.

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          1.3   The following definition is hereby added to the Credit
Agreement:

          "Year 2000 Compliant" means, with respect to any Person or property, that all software, hardware, equipment, goods or systems utilized by or material to the physical operations, business operations or financial reporting of such Person or property will perform date-sensitive functions (including leap year calculations) as properly and efficiently after December 31, 1999 as performed prior to January 1, 2000.

          2.    Increase of Commitments.  (a) The aggregate amount of the
                -----------------------
Commitments is hereby increased by $50,000,000 to $350,000,000, and from and after the Funding Date the Commitment of each Lender is as set forth in Schedule
                                                                        --------
II attached hereto and hereby incorporated herein, which replaces Schedule II to
--                                                                -----------
the Credit Agreement.

          (b) On the date ("Funding Date") heretofore or hereafter designated by the Administrative Agent, AmSouth and each of the Co-Agents shall fund to the Administrative Agent such amounts as may be required to cause each of them to hold Loans in the proportion that its Commitment bears to all Commitments (as increased and adjusted as provided in paragraph 3), and the Administrative Agent shall distribute the funds so received to the other Lenders in such amounts as may be required to cause each of them to hold Loans in the proportion that its Commitment bears to all Commitments (as increased and adjusted as provided in paragraph 3). The first payment of interest received by the Administrative Agent after the Funding Date shall be paid to the Lenders in amounts adjusted to reflect the adjustments of their respective pro rata shares of the Loans as of the Funding Date.

          3.    Extension of Final Maturity Date.  The Final Maturity Date is
                --------------------------------
hereby extended to July 1, 2000. Pursuant to the provisions of Section 2.17(b) of the Credit Agreement, an extension fee in the amount of 0.25% of the Commitments is due and payable by the Borrower on the date hereof, but no extension fee is payable with respect to the $50,000,000 increase in the Commitments provided for in Paragraph 2(a) above.

          4.    Modification of Section 2.17.  Section 2.17 is hereby amended by
                ----------------------------
changing the reference "thirty (30) days" in each place in which it occurs to "forty-five (45) days".

          5.    Modification of Section 5.18.  Section 5.18(c) is hereby amended
                ----------------------------
by changing the reference "$15,000,000" to "$30,000,000."

          6.    Modification of Section 6.4.  Section 6.4 is hereby amended
                ---------------------------
(a) by changing in subparagraph (i) thereof the phrase "multiplied by four and one-half (4-1/2)" to "multiplied by five (5)" and (b) by changing, in both subparagraph (i) and subparagraph (ii) thereof, the references "forty-five percent (45%)" to "fifty percent (50%)."

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          7.    Acquisition of Newly-Constructed Hotels.  The following
                ---------------------------------------
provision is hereby added to the Credit Agreement:

     6.8. Acquisition of Newly-Constructed Hotels.  (a) Neither Sunstone nor
          ---------------------------------------
     the Borrower nor any of their respective Subsidiaries shall consummate (whether or not contractually obligated to do so) the acquisition of a newly-constructed Hotel unless (i) taking into account all Indebtedness of Sunstone as of the date of such acquisition (including without limitation any Indebtedness incurred, directly or indirectly, to finance such acquisition in whole or in part), Sunstone shall be in compliance with the provisions of Sections 6.4, 6.5 and 6.6 upon the consummation of such acquisition and (ii) the Borrower shall furnish to the Administrative Agent prior to such acquisition a certificate of the chief financial officer of Sunstone (together with such supporting documentation as the Administrative Agent shall require) with respect to such compliance, all in form and substance satisfactory to the Administrative Agent. For purposes of establishing such compliance with the provisions of Sections 6.4, 6.5 and
     6.6 as of the date of acquisition of such Hotel, all determinations shall be made on the basis of the financial statements as at the end of the most recent Fiscal Quarter preceding the date of such acquisition, except that
     (A) Total Indebtedness (in the case of Section 6.4), Total Secured Recourse Indebtedness (in the case of Section 6.5) and Non-Recourse Indebtedness (in the case of Section 6.6) shall each be determined as of the date of acquisition of such Hotel and (B) all Hotels (but only those Hotels) owned by the Borrower and its Subsidiaries as of the date of acquisition of such Hotel (and including such Hotel) shall be included for purposes of determining such compliance. In the event that, as of the date of acquisition of such Hotel, the financial statements for the most recent Fiscal Quarter are not yet available, the certificate required to be delivered under clause (ii) above shall be prepared on the basis of reasonable estimates by the Borrower's management of the applicable financial information as at the end of such most recent Fiscal Quarter, and such certificate shall then be promptly updated when the financial statements for such Fiscal Quarter are available.

          (b) Not later than thirty (30) days after the date on which the Borrower, Sunstone or any of their respective Subsidiaries enter into a contract to acquire a Hotel to be constructed or under construction, the Borrower shall provide the Administrative Agent with a copy of such contract, along with a general description of such Hotel (including location and number of rooms).

          8.    Financial Statements.  Section 7.11(g) is hereby modified by
                --------------------
changing the reference "one hundred (100) days" to "one hundred twenty (120) days."

          9.    Year 2000 Covenant.  The following provision is hereby added to
                ------------------
the Credit Agreement:

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          7.25  Year 2000 Covenant.  The Borrower shall ensure that Sunstone,
                ------------------
     the Borrower and each of their Subsidiaries are Year 2000 Compliant in a timely manner, but in no event later than October 1, 1999. The Borrower shall use its best efforts to cause the Operating Lessee, the Manager and each of the Hotels owned by Sunstone, the Borrower or any of their Subsidiaries to be Year 2000 Compliant in a timely manner and shall cause each of the foregoing to be Year 2000 Compliant not later than December 31, 1999 if the failure to be Year 2000 Compliant could have a Material Adverse Effect. The Borrower shall, or shall cause the Operating Lessee or Manager to, make reasonable inquiries of all major contractors of the Borrower, Sunstone, their Subsidiaries, the Hotels, the Operating Lessee and the Manager to confirm that such major contractors are, or will be no later than December 31, 1999, Year 2000 Compliant and will request from such major contractors reasonable verification thereof. For purposes of this section, "major contractors" means those Persons who make payments, or furnish goods or services, to the Borrower, Sunstone, any of their Subsidiaries, any of the Hotels, the Operating Lessee or the Manager, the failure of which Persons to be Year 2000 Compliant could have a Material Adverse Effect. In furtherance of this covenant, the Borrower shall, in addition to any other necessary actions, perform or cause to be performed a comprehensive review and assessment of all software, hardware, equipment, goods and systems utilized or material to the physical operations, business operations or financing reporting of the Borrower, Sunstone, their Subsidiaries, the Hotels, the Operating Lessee and the Manager, and shall adopt or cause to be adopted a detailed plan for the testing, remediation and monitoring of such software, hardware, equipment, goods and systems to ensure compliance with the foregoing provisions. The Borrower shall, within thirty (30) days of the Administrative Agent's written request, provide to the Administrative Agent such certification or other evidence of the Borrower's compliance with the provisions of this section as the Administrative Agent may from time to time reasonably require.

          10.   Limitations on Development, Construction, Renovation and
                --------------------------------------------------------
Purchase of Hotels.  Section 8.5 is hereby amended and restated in its entirety
------------------
as follows:

          8.5   Limitations on Development, Construction, Renovation and
                --------------------------------------------------------
     Purchase of Hotels.  Neither Sunstone nor the Borrower shall or shall
     ------------------
     permit any of their respective Subsidiaries to (a) engage in the development or construction of any Hotels with respect to which the cost to complete the same shall be any time exceed, for all such development and construction in the aggregate, the lesser of (i) ten percent (10%) of Total Hotel Value and (ii) $50,000,000, (b) engage in the renovation of (including construction of additions to) any Hotels with respect to which the cost to complete the same shall at any time exceed in the aggregate the lesser of (i) fifteen percent (15%) of Total Hotel Value and (ii) $100,000,000, or (in the aggregate with costs described in clause (a)) the lesser of (A) twenty percent (20%) of Total Hotel Value and (B) $125,000,000, (c) contract to purchase or acquire any Hotels under construction or to

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     be constructed with respect to which the purchase price and other consideration payable therefor shall at any time exceed in the aggregate the lesser of (i) fifteen percent (15%) of Total Hotel Value and (ii) $120,000,000 (without regard to whether the payment thereof is a recourse obligation of Sunstone, the Borrower or any of their respective Subsidiaries), or (d) engage in the development or construction of Hotels (without regard to whether the same is permitted under clauses (a), (b) or (c) above) or enter into any agreements to purchase Hotels (whether under construction, to be constructed or otherwise) or other assets, unless Sunstone, the Borrower or such Subsidiary (as applicable) at all times has available sources of capital equal to the total cost to complete such development or construction and to pay in full the cost of the purchase of such Hotels or other assets (to the extent that the payment of such cost of purchase constitutes a recourse obligation of Sunstone, the Borrower or its Subsidiary), which available sources of capital may include the Available Credit to the extent that the Borrower may borrow the same for the purposes required.

          11.   Pricing.  Notwithstanding anything to the contrary set forth in
                -------
the Credit Agreement, the Borrower shall deliver to the Administrative Agent, on or before the date hereof, the quarterly financial statements provided for in
Section 7.11(a) for the Fiscal Quarter ending June 30, 1998, together with the Compliance Certificate provided for in Section 7.11(e) setting forth the Leverage Ratio as of the end of such Fiscal Quarter, provided, however, that, to
                                                     --------  -------
the extent that all financial information necessary to deliver such financial statements and Compliance Certificate is not then available, Borrower may satisfy the requirements of this paragraph by delivering financial statements and information in sufficient detail to determine the Leverage Ratio at the end of such Fiscal Quarter. Notwithstanding anything to the contrary contained in the Credit Agreement, the Funding Date shall be the Pricing Date with respect to the determination of Status based on the Leverage Ratio for the Fiscal Quarter ending June 30, 1998, Status shall be determined on such date and such Status shall remain in effect until a change in Status thereafter occurs. The provisions of this paragraph shall not relieve the Borrower of any of its obligations under Section 7.11 of the Credit Agreement and shall not affect any Pricing Date or any determination of Status except as expressly set forth herein.

          12.   Closing Deliveries.  Prior to or simultaneously with the
                ------------------
execution and delivery of this Amendment, and as a condition to this Amendment, the Borrower shall deliver to the Administrative Agent the following:

          (a) Payment of (i) the fees provided for in Paragraph 3 above, (ii) the fees provided for in the letter agreements dated May 20, 1998 and July 14, 1998 and (iii) all costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with this Amendment;

          (b) Notes payable to AmSouth and each of the Co-Agents, each such Note to be in the amount of such Lender's Commitment (as provided in Paragraph 2(a));

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

          (c)   The Consent of Guarantors attached to this Amendment;

          (d) Certificates of good standing, certified corporate resolutions and incumbency certificates with respect to, and opinions of counsel for, the Borrower and Sunstone, all in form and substance satisfactory to the Administrative Agent; and

          (e) The financial statements and Compliance Certificate provided for in Paragraph 11 above.

          13.   Ratification.  The Credit Agreement (as amended hereby) and the
                ------------
other Loan Documents are hereby ratified and remain in full force and effect.

          14.   Execution in Counterparts.  This Amendment may be executed in
                -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which

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          when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first above written.


                           BORROWER:

                           SUNSTONE HOTEL INVESTORS, L.P.

                           By:  Sunstone Hotel Investors, Inc.
                                  its general partner


                           By: _____________________________
                                  Name:
                                  Title:


                           LENDERS:

                           BANK ONE, ARIZONA, NA
                           as Administrative Agent, Co-Agent,
                           Issuing Bank and Lender


                           By: _____________________________
                                  Name:
                                  Title:


                           CREDIT LYONNAIS NEW YORK BRANCH
                           as Documentation Agent, Co-Agent
                           and Lender

                           By: _____________________________
                                  Name:
                                  Title:


                           WELLS FARGO BANK, NATIONAL ASSOCIATION
                           as Syndication Agent, Co-Agent and
                           Lender

                                       8
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                           By: _____________________________
                                  Name:
                                  Title:

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                           DRESDNER BANK AG, NEW YORK AND
                           GRAND CAYMAN BRANCHES, as Lender


                           By: _____________________________
                                  Name:
                                  Title:


                           By: _____________________________
                                  Name:
                                  Title:


                           SOCIETE GENERALE, SOUTHWEST AGENCY,
                           as Lender


                           By: _____________________________
                                  Name:
                                  Title:


                           NATIONSBANK OF TEXAS, N.A., as Lender


                           By:_____________________________
                                  Name:
                                  Title:


                           COMMERZBANK AG, LOS ANGELES BRANCH,
                           as Lender


                           By:______________________________
                                  Name:
                                  Title:


                           By:_______________________________
                                  Name:
                                  Title:


                           THE LONG-TERM CREDIT BANK OF JAPAN,
                           LTD., LOS ANGELES AGENCY, as Lender

                           By:________________________________
                                  Name:
                                  Title:


                           AMSOUTH BANK, as Lender


                           By:_____________________________
                                  Name:
                                  Title:

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                             CONSENT OF GUARANTORS
                             ---------------------

          Each of the undersigned, being a Guarantor (as defined in the Credit Agreement referred to in the foregoing Amendment) does hereby consent to the foregoing Amendment, and ratify and affirm that the Guaranty (as defined in the Credit Agreement) heretofore executed by the undersigned remains in full force and effect for the benefit of the Lenders under the Credit Agreement, as amended by the foregoing Amendment.

          This Consent of Guarantors may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Consent of Guarantors as of this ____ day of July, 1998.

                                       Sunstone Hotel Investors, Inc.

                                       By: _________________________
                                       Its: ________________________

                                       _____________________________
                                       Robert A. Alter

                                       _____________________________
                                       Charles Biederman

                                       _____________________________
                                       Daniel E. Carsello

                                       _____________________________
                                       Gerald N. Clark

                                       _____________________________
                                       C. Robert Enever

                                       Peacock, LLC

                                       By: _________________________
                                       Its: ________________________

                                       Shivani, L.L.C.

                                       By: _________________________

                                       Its: ________________________


                                  SCHEDULE II

                                  COMMITMENTS


     Lender                                   Commitment
     ------                                   ----------

     Bank One, Arizona, NA                 $ 66,000,000.00

     Credit Lyonnais New York Branch       $ 66,000,000.00

     Wells Fargo Bank, National            $ 66,000,000.00
      Association

     Dresdner Bank AG, New York            $ 35,000,000.00
      and Grand Cayman Branches

     Societe Generale, Southwest           $ 27,000,000.00
      Agency

     NationsBank of Texas, NA              $ 27,000,000.00

     AmSouth Bank                          $ 25,000,000.00

     Commerzbank AG, Los Angeles
      Branch                               $ 19,000,000.00

     The Long-Term Credit Bank of
      Japan, Ltd., Los Angeles Agency      $ 19,000,000.00
                                           ---------------

          TOTAL:                           $350,000,000.00
                                           ===============


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